Exhibit 99.1

CAPSTONE HOLDING CORP : North America’s Premier Building Products Distribution Platform December 2025 BUILT TO DELIVER. POSITIONED TO ACQUIRE. READY TO SCALE. Strategy Update

Legal Disclosure & Disclaimer This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing . We have used words like "anticipate," "believe," "could,“ "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward - looking statements in this presentation . The forward - looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances . Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and business - es in which we currently engage or may engage . These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC . Forward - looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward - looking statement except as may be required by applicable law . The material in this presentation has been prepared by Capstone and is general background information about Capstone’s activities, current as at the date of this presentation and is provided for information purposes only . It should be read in conjunction with Capstone’s periodic and continuous disclosure announcements filed with the Securities and Exchange Commission . This presentation provides information in summary form only and is not intended to be complete . Capstone makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation . It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor . Due care and consideration should be undertaken when consid - ering and analyzing Capstone’s future performance and business prospects .

Contd... THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS . An investor must not act on any matter contained in this document but must make its own assessment of Capstone and conduct its own investigations and analysis . Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision . This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Capstone nor does it constitute financial product advice . This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law . This document has not been filed, registered or approved by regulatory authorities in any jurisdiction . This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, and third - party studies . Although we believe that the publications, reports, and studies are reliable as of the date of this presentation, we have not independently verified such statistical or market data . Any projection, forecast, estimate or other “forward - looking” statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein . Such projections, forecasts, estimates or other “forward - looking” statements are not reliable indicators of future performance . Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations . In addition, not all relevant events or conditions may have been considered in developing such assumptions . READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES . SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS . ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS . READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRI - ATE FOR THEIR PURPOSES . This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance . Capstone disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward - looking statements made herein . Use of Projections and Illustrations - this presentation contains certain financial forecasts and illustrations . Neither Capstone nor Capstone’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation . The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results . 3

About Capstone • Capstone Holding Corp. is North America’s leading distributor of building products. • Through organic growth and well - timed acquisitions, the company has expanded from a single - site distributor into a platform serving 32+ states and Canada. • In 2025, the company set an ambitious target to reach a $100M revenue run rate by 2026. Following two successful H2 acquisitions — and a year of record revenue, EBITDA, and gross profit — Capstone has already reached $70M in pro forma revenue and has a clear line of sight to delivering on that goal.

Capstone Investment Rationale: Why Own Our Equity Valuation Arbitrage Capstone acquires small businesses on favourable terms. Integrates its technology, processes and scale to drive value. The market recognizes this over time and awards valuations of 10x - 14x EBITDA. As operating performance accelerates and acquisition pace continues to ramp share price typically appreciates. Market Timing Industry research from Bain & Company and Zonda indicates that deferred construction and remodelling demand will drive a significant growth cycle, one that disproportionately consolidates around large operators like Capstone. Alignment of Ownership High insider ownership ensures alignment. Leadership remains focused on disciplined capital allocation, earnings growth, and compounding long - term per - share value. 5

How We Achieve Valuation Arbitrage (1) The Re - Rating Thesis PRIVATE MARKET PLATFORM INTEGRATION PUBLIC PLATFORM 4 - 6x 10 - 14x We add our Tech & Scale = multiple expansion . We buy business at 4 - 6x EBITDA (25 - 50% non - cash) With scale, public companies trade at premium valuations. Opportunity Multiple expansion via platform scale. 6 (1) Its not magic. Our team works feverishly to integrate acquisitions and drive value.

Integrations historically required several months to align systems and reporting. Legacy Approach Result Immediate control of cash, inventory, and data; reduced execution risk; accelerated synergy realization • Day 1: ERP live with full financial visibility; sales and operations aligned • Week 2 : Logistics and WMS integrated • Month 3: Brand and commercial assets consolidated New Standard (CSI 2025) 7 Key Value Driver: Rapid Integration Playbook What most companies accomplish in 60 days, we achieve on day one .

Pipeline Depth 150+ identified targets across a fragmented market. Geographic Focus Prioritizing high - growth regions — particularly the Southeast and Pacific Northwest. Capabilities Pursuing acquisitions that add direct Install, value - added services, and higher margin products . Route Density In - market tuck - ins that reduce delivery cost per unit. Disciplined Valuation Consistent focus on 4 – 6x EBITDA with synergy - driven post - acquisition multiple compression. What We as Owners Look For: Disciplined, Immediately Accretive Acquisitions Every deal instantly increases per - share value. 8

What We See as Next Step:
Accelerate Path to $100M+

Starting Point: Current pro forma revenue run-rate: **~$70M.**

Organic Drivers:
- Leveraging existing platform scale
- Expanding sales resources
- Geographic expansion in high-growth markets

Market Backdrop: Demand supported by housing activity, remodelling, and adoption of premium surfaces.

M&A Contribution: Tuck-ins that add density and expand installation/value-added services.



$70M
$100M
2025
2026

Target Run-Rate: ~$100M+ by 2026

9

Use Key Levers to Drive Margin Growth

CAPSTONE HOLDING

How the platform is converting scale into margin growth.

MACRO TAILWIND

Improving backdrop with rates coming down and a n a neutral tariff environment

ORGANIC GROWTH ENGINE

Sales-driven execution leveraging our expanded platform and focus on the Southeast and Pacific Northwest.

MARGIN FOCUS

Greater emphasis on higher-margin products, higher-margin services, and improved route profitability.

TARGETED M&A

Acquisitions cantered on route density and installation/value-added capabilities in growth markets.

FINANCIAL OUTCOME

These drivers support a path to **~10% EBITDA Margins.**

Macro → Organic → Margin → M&A → Outcome

10

• Strategic Entry: Immediate foothold in high - growth Southeast. • Service Expansion: Adds higher - margin installation and value - added services. • Customer Depth: Direct relationships with national and regional homebuilders. • Pull - Through Demand: Ability to drive product specification at the builder level Carolina Stone Products • Market Leader: Market leader in Canada. • Continental Coverage: The missing piece that completes our North American footprint. • Platform Value: Creates a single point of entry for manufacturers seeking U.S. – Canada coverage. • Scale: Expands platform scale and unlocks meaningful commercial synergies. Canadian Stone Industries (CSI) Closed August 2025 Closed December 2025 Capstone’s disciplined H2 acquisitions added $26M in revenue. Most Recent Acquisitions Expand Coverage and Capabilities 11

Value - Added Partner: The logistics backbone for the masonry & hardscape industry. Network: Nine wareh ouses serving North America coast - to - coast. Brands: Leading portfolio of premium brands: Cultured Stone, Dutch Quality, Toro, Pangaea, Aura, Isokern . Model: Inventory depth, technical expertise, and high - frequency delivery. Partnership: Longstanding dealer and builder relationships driving consistent sell - through. Instone Carolina Stone Canadian Stone Industries 12 Capstone’s North American Platform We provide products that increase the value of a home .

The Platform Is Built. Capstone has transitioned from regional operator to North America’s premier, coast - to - coast distribution platform. We have a line of sight to $100M in run - rate revenue. Conclusion: Capstone Is at an Inflection Point 13 Our Ability to Execute Is Proven. Capstone’s approach to integrations and operations have built a disciplined operator with an accelerated path to profitability. Margin Expansion Is Next. We are on a strong trajectory to our EBITDA goals, driven by mix, density, and leverage of existing infrastructure. Strategic Momentum Our competitors are constrained. We are actively expanding. Capstone is well positioned to accelerate growth.

CAPSTONE
HOLDING

Matthew Lipman, CEO
matt.lipman@capstoneholding.com
Phone: +1 (212) 302-0699
Web | OTC: www.capstoneholdingcorp.com | OTC: CAPS

LEARN MORE AT
www.capstoneholdingcorp.com

14